TLCVision Reports Third Quarter 2008 Results

ST. LOUIS, MO -- 11/06/2008 -- TLC Vision Corporation (NASDAQ: TLCV) (TSX: TLC), North America's premier eye care services company, today reported operating results for the quarter and nine months ended September 30, 2008.

Jim Wachtman, President and Chief Executive Officer of TLCVision, commented, "During the third quarter, our adjusted EBITDA was up 26% and our gross margin increased by 90 basis points from the prior year period even though we experienced a 31% decline in our total centers procedure volume. This performance reflects on-going cost reduction efforts in our refractive centers organization and corporate office combined with a strong 11% revenue growth in our remaining non-refractive businesses. We've accomplished this while making significant improvements in our patient acquisition strategy and building the TLC brand to the consumer, which will position us well for the long term.

During the third quarter, our non-refractive businesses contributed 40% of our revenues. These businesses are less susceptible to economic pressures, and continue to provide a strong counterbalance to our LASIK business during these challenging economic times.

We generated positive adjusted EBITDA in the third quarter, bringing our year-to-date adjusted EBITDA to $22.5 million. This is a decline of 6% in the face of a refractive market that has contracted 23% year-to-date and impacts nearly 60% of our business. Our cash flow has also been strong, enabling us to pay down debt as we target a more balanced long-term capital structure to complement our business strategy."

Third Quarter 2008 Results

-- Revenue for the third quarter was $57.5 million, compared to $69.7 million for the prior year period, a decrease of 17%.
    -- Refractive Centers revenue was $28.5 million, down 29% due to weakening industry demand.  Total center procedures for the quarter totaled 19,800, a 31% decrease from the prior year period. Average revenue per center procedure increased to $1,748, up 4% from the prior year period.
    -- Doctor Services revenue of $22.6 million decreased 4% as mobile refractive revenues offset growth in non-refractive segments.
    -- Eye Care revenue increased 5% to $6.4 million as a result of increased franchises and revenue per franchisee.
-- Total operating expenses of $18.4 million decreased $4.8 million from
   2007 due principally to lower marketing and sales spending (down 18%)
   and lower general and administrative expenses (7% decrease). Operating expenses for the current period include a $1.5 million non-cash impairment charge to reduce the investment in certain majority and minority owned ambulatory surgery centers to better reflect current market valuations.
-- Consolidated net loss for the third quarter was ($6.7) million, or
   ($0.13) per diluted share, compared to net loss of ($22.6) million, or
   ($0.45) per diluted share, for the prior year period. Adjusting both periods for impairment and restructuring charges, and income tax expense, pro forma net loss was ($5.2) million, or ($0.10) per diluted share, compared to ($5.1) million, or ($0.10) per diluted share for the prior year.
-- Adjusted EBITDA was $2.8 million (or $0.06 per diluted share) for the third quarter, $0.6 million or 26% ahead of prior year performance.
-- Operating cash flow for the quarter ended September 30, 2008, was ($0.5)
   million, or ($0.01) per diluted share.
-- Total debt was reduced during the third quarter by $1.2 million.

Nine Month 2008 Results

-- Revenue for the nine months ended September 30, 2008 was $222.0 million, compared to $232.1 million for the prior year period, a decrease of 4%.
    -- Refractive Centers revenue was $126.5 million, a decrease of $12.2 million from the prior year period. Total center procedures for the nine months totaled 87,500, a decrease of 13% from 2007 due to weak economic conditions. Average revenue per center procedure increased to $1,721, up 4% from the prior year period.
    -- Doctor Services revenue was essentially flat at $73.2 million, as weaknesses in the mobile refractive business were offset by growth in non-refractive businesses.
    -- Eye Care revenue increased 12% to $22.2 million.
-- Total operating expenses of $56.7 million were 11% below prior year levels, representing lower levels of  general and administrative expenses offset in part by higher marketing spending.
-- Consolidated net loss for the nine months ended September 30, 2008 was
   $(2.8) million, or ($0.06) per diluted share, compared to net loss of
   $($18.2) million, or ($0.29) per diluted share for the prior year period. Adjusting both periods for impairment and restructuring charges, and income tax expense, pro forma net loss was ($1.3) million, or
   ($0.03) per diluted share, compared to net income of $2.8 million, or
   $0.06 per diluted share for the prior year.
-- Adjusted EBITDA for the first nine months of 2008 was $22.5 million
   (or $0.45 per diluted share) compared to $24.0 million (or $0.39 per diluted share) for the prior year.
-- Operating cash flow for the nine months ended September 30, 2008, was
   $22.1 million, or $0.44 per diluted share, compared to $29.8 million, or
   $0.48 per diluted share, in 2007.
-- Total debt was reduced during the first nine months of 2008 by
   $9.1 million.

Use of Non-GAAP Measures

Pro-forma results are presented to facilitate a comparison of current year and prior year results. The calculations of pro-forma results are not specified by United States generally accepted accounting principles ("GAAP"). Our calculations of pro-forma results may not be comparable to similarly-titled measures of other companies. A reconciliation of reported net income to pro-forma net income for both the quarter and nine months is included in the attached Consolidated Statements of Operation.

Adjusted EBITDA is a non-GAAP financial measure. It is used in addition to and in conjunction with results presented in accordance with GAAP. This non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. A schedule detailing the calculation of Adjusted EBITDA is attached to this release.

Non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with generally accepted accounting principles.

Third Quarter 2008 Earnings Call

TLCVision invites all interested parties to participate in a conference call during which time the financial and operating results will be discussed. The company will host a conference call and live web cast with investors and analysts on Thursday, November 6, 2008 at 4:30 p.m. (EST). To access, please dial 888-233-8011 or 913-312-1404 (international callers) and enter the pass code 5528447. The call will be broadcast live on the company's web site at www.tlcv.com under the "Webcasts" link in the Investor Relations section.

A replay of the conference call will be available until November 20, 2008. To access the replay, dial 888-203-1112 or 719-457-0820 (international callers) and enter the pass code: 5528447. The call will also be archived on the company's web site at www.tlcv.com under the "Webcasts" link in the Investor Relations section.

Forward-Looking Statements

This press release contains certain forward looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934, which statements can be identified by the use of forward looking terminology, such as "may," "will," "expect," "intend," "anticipate," "estimate," "predict," "plans" or "continue" or the negative thereof or other variations thereon or comparable terminology referring to future events or results. The Company's actual results could differ materially from those anticipated in these forward looking statements as a result of numerous factors, including the timing of expenditures, effects of competition, changes to pricing, acquisitions and expansion opportunities, any of which could cause actual results to vary materially from current results or TLCVision's anticipated future results. See the Company's reports filed with the Canadian Securities Regulators and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward looking statements, including certain risks and uncertainties, which could cause actual results to differ materially from results referred to in forward looking statements. TLCVision assumes no obligation to update the information contained in this press release.

About TLCVision

TLCVision is North America's premier eye care services company, providing eye doctors with the tools and technologies needed to deliver high-quality patient care. Through its centers' management, technology access service models, extensive optometric relationships, direct to consumer advertising and managed care contracting strength, TLCVision maintains leading positions in Refractive, Cataract and Eye Care markets. Information about vision correction surgery can be found on the TLC Laser Eye Centers' website at www.lasik.com. More information about TLCVision can be found on the Company's website at www.tlcv.com.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands, except per share amounts)

                     Three Months Ended            Three Months Ended
                     September 30, 2008            September 30, 2007
                ----------------------------  ----------------------------
                Results                       Results
                 Before                        Before
                  AMD       AMD      Total      AMD       AMD       Total
                Segment   Segment  TLCVision  Segment   Segment   TLCVision
                  --------  ------- --------  --------  --------  --------
Revenues:
  Refractive
   centers        $ 28,516  $     - $ 28,516  $ 39,992  $      -  $ 39,992
  Doctor services   22,634        -   22,634    23,639         -    23,639
  Eye care           6,384        -    6,384     6,062         -     6,062
                  --------  ------- --------  --------  --------  --------
Total revenues      57,534        -   57,534    69,693         -    69,693

Cost of revenues
 (excluding
 amortization):
  Refractive
   centers          22,245        -   22,245    30,626         -    30,626
  Doctor services   16,618        -   16,618    17,610         -    17,610
  Eye care           2,596        -    2,596     2,624         -     2,624
                  --------  ------- --------  --------  --------  --------
Total cost of
 revenues
 (excluding
 amortization)      41,459        -   41,459    50,860         -    50,860
                  --------  ------- --------  --------  --------  --------

Gross profit        16,075        -   16,075    18,833         -    18,833
                  --------  ------- --------  --------  --------  --------

General and
 administrative      6,848        -    6,848     7,387         -     7,387
Marketing and
 sales               9,448        -    9,448    11,468         -    11,468
Amortization of
 intangibles           799        -      799       852         -       852
Impairment           1,500        -    1,500     3,109         -     3,109
Other (income)
 expense, net         (147)       -     (147)      417         -       417
                  --------  ------- --------  --------  --------  --------
  Total operating
   expenses         18,448        -   18,448    23,233         -    23,233
                  --------  ------- --------  --------  --------  --------
  Operating loss    (2,373)       -   (2,373)   (4,400)        -    (4,400)

Interest income        122        -      122       246         -       246
Interest expense    (2,577)       -   (2,577)   (2,280)        -    (2,280)
Minority interest
 expense            (2,132)       -   (2,132)   (1,851)        -    (1,851)
Earnings (loss)
 from equity
 investments           467        -      467      (199)   (2,692)   (2,891)
                  --------  ------- --------  --------  --------  --------
Loss from
 continuing
 operations
 before income
 taxes              (6,493)       -   (6,493)   (8,484)   (2,692)  (11,176)
Income tax
 expense              (218)       -     (218)   (2,427)        -    (2,427)
                  --------  ------- --------  --------  --------  --------
Loss from
 continuing
 operations         (6,711)       -   (6,711)  (10,911)   (2,692)  (13,603)
Loss from
 discontinued
 operations, net
 of tax                  -        -        -    (8,981)        -    (8,981)
                  --------  ------- --------  --------  --------  --------

Net loss          $ (6,711) $     - $ (6,711) $(19,892) $ (2,692) $(22,584)
                  ========  ======= ========  ========  ========  ========

Loss per share -
 diluted          $  (0.13) $     - $  (0.13) $  (0.40) $  (0.05) $  (0.45)
                  ========  ======= ========  ========  ========  ========

Weighted average
 number of common
 shares
 outstanding -
 diluted            50,345   50,345   50,345    49,758    49,758    49,758
Calculation of
 Pro Forma Net
 Income and EPS
  Net loss, as
   reported       $ (6,711)                   $(19,892)
    Add:
     Impairment
     and
     restructuring
     charges         1,500                      12,755
    Adjust income
     tax expense         -                       2,066
                  --------                    --------
  Pro forma net
   loss           $ (5,211)                   $ (5,071)
                  ========                    ========
  Pro forma loss
   per share      $  (0.10)                   $  (0.10)
                  ========                    ========

Calculation of
 Adjusted EBITDA
  Net loss, as
   reported       $ (6,711)                   $(19,892)
    Add: Income
     tax expense       218                       2,427
       Depreciation
        and
        amortization 4,968                       4,693
       Interest
        expense,
        net          2,455                       2,034
       Non-cash
        compensation   390                         229
       Impairment
        and
        restructuring
        charges      1,500                      12,755
                  --------                    --------
  Adjusted EBITDA $  2,820                    $  2,246
                  ========                    ========
  Adjusted EBITDA
   per share      $   0.06                    $   0.05
                  ========                    ========

Note: The AMD segment includes the Company's interest in OccuLogix, Inc.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands, except per share amounts)

                    Nine Months Ended             Nine Months Ended
                    September 30, 2008            September 30, 2007
                ----------------------------  ----------------------------
                Results                       Results
                 Before                       Before
                  AMD       AMD      Total     AMD       AMD     Total
                Segment   Segment   TLCVision Segment   Segment  TLCVision
                --------  --------- --------  --------  --------  --------
Revenues:
  Refractive
   centers      $126,540  $       - $126,540  $138,782  $      -  $138,782
  Doctor
   services       73,225          -   73,225    73,489         -    73,489
  Eye care        22,221          -   22,221    19,849         -    19,849
                --------  --------- --------  --------  --------  --------
Total revenues   221,986          -  221,986   232,120         -   232,120

Cost of
 revenues
 (excluding
 amortization):
  Refractive
   centers        89,011          -   89,011    97,567         -    97,567
  Doctor
   services       53,439          -   53,439    53,070         -    53,070
  Eye care        10,109          -   10,109     9,059         -     9,059
                --------  --------- --------  --------  --------  --------
Total cost of
 revenues
 (excluding
 amortization)   152,559          -  152,559   159,696         -   159,696
                --------  --------- --------  --------  --------  --------

Gross profit      69,427          -   69,427    72,424         -    72,424
                --------  --------- --------  --------  --------  --------

General and
 administrative   22,201          -   22,201    26,212         -    26,212
Marketing and
 sales            31,308          -   31,308    30,590         -    30,590
Amortization of
 intangibles       2,432          -    2,432     2,554         -     2,554
Impairment         1,500          -    1,500     3,109         -     3,109
Other (income)
 expense, net       (703)         -     (703)      982         -       982
                --------  --------- --------  --------  --------  --------
  Total
   operating
   expense        56,738          -   56,738    63,447         -    63,447
                --------  --------- --------  --------  --------  --------
  Operating
   income         12,689          -   12,689     8,977         -     8,977

Gain on sale of
 OccuLogix,
 Inc. stock            -          -        -         -       933       933
Interest income      548          -      548     1,394         -     1,394
Interest
 expense          (7,467)         -   (7,467)   (3,408)        -    (3,408)
Minority
 interest
 expense          (8,024)         -   (8,024)   (6,942)        -    (6,942)
Earnings (loss)
 from equity
 investments         365          -      365     1,110    (6,823)   (5,713)
                --------  --------- --------  --------  --------  --------
(Loss) income
 from
 continuing
 operations
 before income
 taxes            (1,889)         -   (1,889)    1,131    (5,890)   (4,759)
Income tax
 expense            (950)         -     (950)   (5,031)        -    (5,031)
                --------  --------- --------  --------  --------  --------
Loss from
 continuing
 operations       (2,839)         -   (2,839)   (3,900)   (5,890)   (9,790)
Loss from
 discontinued
 operations,
 net of tax            -          -        -    (8,440)        -    (8,440)
                --------  --------- --------  --------  --------  --------

Net loss        $ (2,839) $       - $ (2,839) $(12,340) $ (5,890) $(18,230)
                ========  ========= ========  ========  ========  ========

Loss per share
 - diluted      $  (0.06) $       - $  (0.06) $  (0.20) $  (0.09) $  (0.29)
                ========  ========= ========  ========  ========  ========

Weighted
 average number
 of common
 shares
 outstanding -
 diluted          50,292     50,292   50,292    62,243    62,243    62,243
Calculation of
 Pro Forma Net
 Income and EPS
  Net loss, as
   reported     $ (2,839)                     $(12,340)
    Add:
     Impairment
     and
     restructuring
     charges       1,500                        14,474
      Interest
       expense
       from
       Dutch
       tender          -                        (3,308)
    Adjust
     income tax
     expense           -                         3,949
                --------                      --------
  Pro forma net
   (loss)
   income       $ (1,339)                     $  2,775
                ========                      ========
  Pro forma
   (loss)
   earnings per
   share        $  (0.03)                     $   0.06
                ========                      ========

Calculation of
 Adjusted
 EBITDA
  Net loss, as
   reported     $ (2,839)                     $(12,340)
    Add: Income
     tax expense     950                         5,031
       Depreciation
        and
        amorti-
        zation    14,845                        13,828
       Interest
        expense,
        net        6,919                         2,014
       Non-cash
        compen-
        sation     1,101                           960
       Impairment
        and restru-
        cturing
        charges    1,500                        14,474
                --------                      --------
  Adjusted
   EBITDA       $ 22,476                      $ 23,967
                ========                      ========
  Adjusted
   EBITDA per
   share        $   0.45                      $   0.39
                ========                      ========

Note: The AMD segment includes the Company's interest in OccuLogix, Inc.

TLC VISION CORPORATION
CONSOLIDATING BALANCE SHEETS
(In thousands)

                     September 30, 2008             December 31, 2007
                ----------------------------  ----------------------------
                                              Results
                                               Before
                Results                         AMD       AMD
                 Before                       Segment   Segment
                  AMD       AMD      Total    (Unaudi-  (Unaudi-   Total
                Segment   Segment  TLCVision    ted)      ted)   TLCVision
                --------  --------  --------  --------  --------  --------
ASSETS
Current assets
Cash and cash
 equivalents    $  8,495  $      -  $  8,495  $ 12,925  $      -  $ 12,925
Accounts
 receivable,
 net              17,881         -    17,881    18,076         -    18,076
Prepaid
 expenses,
 inventory and
 other            15,846         -    15,846    14,882         -    14,882
                --------  --------  --------  --------  --------  --------
Total current
 assets           42,222         -    42,222    45,883         -    45,883

Restricted cash        -         -         -     1,101         -     1,101
Investments and
 other assets     16,724         -    16,724    17,524         -    17,524
Goodwill         101,023         -   101,023    94,346         -    94,346
Other
 intangible
 assets, net      16,876         -    16,876    17,020         -    17,020
Fixed assets,
 net              54,893         -    54,893    61,936         -    61,936
                --------  --------  --------  --------  --------  --------
Total assets    $231,738  $      -  $231,738  $237,810  $      -  $237,810
                ========  ========  ========  ========  ========  ========

LIABILITIES
Current
 liabilities
Accounts
 payable        $ 19,124  $      -  $ 19,124  $ 17,177  $      -  $ 17,177
Accrued
 liabilities      30,018         -    30,018    28,115         -    28,115
Current
 maturities of
 long-term debt    7,846         -     7,846    11,732         -    11,732
                --------  --------  --------  --------  --------  --------
Total current
 liabilities      56,988         -    56,988    57,024         -    57,024

Long-term debt,
 less current
 maturities       93,230         -    93,230    98,417         -    98,417
Other long-term
 liabilities       5,581         -     5,581     5,023         -     5,023
Minority
 interests        15,523         -    15,523    15,224         -    15,224
                --------  --------  --------  --------  --------  --------
Total
 liabilities     171,322         -   171,322   175,688         -   175,688
                --------  --------  --------  --------  --------  --------

STOCKHOLDERS'
 EQUITY
Common stock     310,473    28,501   338,974   308,972    28,501   337,473
Option and
 warrant equity      745         -       745       837         -       837
Other
 comprehensive
 income           (1,060)        -    (1,060)     (784)        -      (784)
Accumulated
 deficit        (249,742)  (28,501) (278,243) (246,903)  (28,501) (275,404)
                --------  --------  --------  --------  --------  --------
Total
 stockholders'
 equity           60,416         -    60,416    62,122         -    62,122
                --------  --------  --------  --------  --------  --------

Total
 liabilities
 and
 stockholders'
 equity         $231,738  $      -  $231,738  $237,810  $      -  $237,810
                ========  ========  ========  ========  ========  ========

Note: The AMD segment includes the Company's interest in OccuLogix, Inc.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF CASH FLOWS (UNAUDITED)
(In thousands, except per share amounts)

                       Nine Months Ended            Nine Months Ended
                       September 30, 2008          September 30, 2007
                   --------------------------  ---------------------------
                   Results                     Results
                    Before                      Before
                     AMD       AMD    Total      AMD       AMD     Total
                   Segment   Segment TLCVision Segment   Segment TLCVision
                   --------  ------- --------  --------  -------  --------
OPERATING
 ACTIVITIES
Net loss           $ (2,839) $     - $ (2,839) $(12,340) $(5,890) $(18,230)

Adjustments to
 reconcile net
 loss to net cash
 provided by
 operating
 activities:
Depreciation and
 amortization        14,845        -   14,845    13,828        -    13,828
Impairment of
 goodwill and
 investments          1,500        -    1,500    12,400        -    12,400
Deferred taxes            -        -        -     3,511        -     3,511
Minority interests    8,024        -    8,024     7,275        -     7,275
(Income) expense
 from equity
 investments           (365)       -     (365)   (1,111)   6,823     5,712
Gain on sales and
 disposals of
 fixed assets          (397)       -     (397)      (91)       -       (91)
Gain on sale of
 Occulogix, Inc.
 stock                    -        -        -         -     (933)     (933)
(Gain) loss on
 sale of
 businesses            (139)       -     (139)      184        -       184
Non-cash
 compensation
 expense              1,101        -    1,101       960        -       960
Other                   459        -      459       370        -       370
Changes in
 operating assets
 and liabilities,
 net of
 acquisitions and
 dispositions:         (132)       -     (132)    4,821        -     4,821
                   --------  ------- --------  --------  -------  --------
Cash provided by
 operating
 activities          22,057        -   22,057    29,807        -    29,807
                   --------  ------- --------  --------  -------  --------

INVESTING
 ACTIVITIES
Purchases of fixed
 assets              (2,785)       -   (2,785)  (11,062)       -   (11,062)
Proceeds from
 sales of fixed
 assets                 774        -      774     1,038        -     1,038
Proceeds from sale
 of Occulogix,
 Inc. stock, net          -        -        -     2,000        -     2,000
Distributions and
 loan payments
 received from
 equity
 investments          1,682        -    1,682     2,368        -     2,368
Acquisitions and
 equity
 investments         (8,332)       -   (8,332)   (4,815)       -    (4,815)
Divestitures of
 business             1,128        -    1,128       584        -       584
Proceeds from
 sales of
 short-term
 investments              -        -        -    17,375        -    17,375
Purchases of
 short-term
 investments              -        -        -    (5,800)       -    (5,800)
Other                   (72)       -      (72)      187        -       187
                   --------  ------- --------  --------  -------  --------
Cash (used in)
 provided by
 investing
 activities          (7,605)       -   (7,605)    1,875        -     1,875
                   --------  ------- --------  --------  -------  --------

FINANCING
 ACTIVITIES
Restricted cash
 movement             1,101        -    1,101       (52)       -       (52)
Principal payments
 of debt financing
 and capital
 leases             (25,818)       -  (25,818)   (4,506)       -    (4,506)
Proceeds from debt
 financing           13,784        -   13,784    85,317        -    85,317
Capitalized debt
 costs                 (534)       -     (534)   (1,951)       -    (1,951)
Distributions to
 minority
 interests           (7,724)       -   (7,724)   (7,199)       -    (7,199)
Purchases of
 treasury stock           -        -        -  (117,533)       -  (117,533)
Proceeds from
 issuances of
 common stock           309        -      309     2,422        -     2,422
                   --------  ------- --------  --------  -------  --------
Cash used in
 financing
 activities         (18,882)       -  (18,882)  (43,502)       -   (43,502)
                   --------  ------- --------  --------  -------  --------

Net decrease in
 cash and cash
 equivalents
 during the period   (4,430)       -   (4,430)  (11,820)       -   (11,820)
Cash and cash
 equivalents,
 beginning of
 period              12,925        -   12,925    28,917        -    28,917
                   --------  ------- --------  --------  -------  --------
Cash and cash
 equivalents, end
 of period         $  8,495  $     - $  8,495  $ 17,097  $     -  $ 17,097
                   ========  ======= ========  ========  =======  ========

Operating cash
 flow per diluted
 share             $   0.44  $     - $   0.44  $   0.48  $     -  $   0.48

Note: The AMD segment includes the Company's interest in OccuLogix, Inc.

Contact:
James J. Hyland
VP Investor Relations
(636) 534-2369
Email: investor.relations@tlcvision.com